AMENDMENT TO CONTRACT
                                No. CA-05-020705
                         Among Can Am Ethanol One, Inc.
                               MEMS USA, Inc. and
                           Accelon Energy System, Inc.

                                  May 24, 2005

The undersigned parties do hereby agree to amend Section 28.02.01 of the Contract between, Can Am Ethanol One, Inc., MEMS USA, Inc. and Accelon Energy System, Inc., no. CA-05-020705 having an execution date of April 25, 2005 as follows:

Section 28.02.01, which presently reads:

"28.02.01 Failure to Pay. It is understood and agreed that Can-Am Ethanol One,
         Inc., presently lacks sufficient capital or other resources to pay for the services under this Contract. Contractor(s) is/are also aware that Can-Am Ethanol One has received a "best-efforts" funding offer and additional informal indications that the Project will receive funding. In light of these potentials, Contractor(s) has/have agreed that it/they will begin work on the Project pending such funding. If Can-Am Ethanol One is unable to obtain Project funding on or before June 1, 2005, this contract shall expire on its own terms."

is hereby revised to read:

"28.02.01 Failure to Pay. It is understood and agreed that Can-Am Ethanol One,
         Inc., presently lacks sufficient capital or other resources to pay for the services under this Contract. Contractor(s) is/are also aware that Can-Am Ethanol One has received a "best-efforts" funding offer and additional informal indications that the Project will receive funding. In light of these potentials, Contractor(s) has/have agreed that it/they will begin work on the Project pending such funding. If Can-Am Ethanol One is unable to obtain Project funding on or before October 31, 2005, this contract shall expire on its own terms."

Agreed and accepted:

CAN-AM ETHANOL ONE, INC. - COMPANY

By:
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   --------------------------------------------------
                     Printed Name

Title:     Managing Director
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        5701 Lindero Canyon Road, Bldg. 2-100, Westlake Village, CA 91362
                       (818) 735-4750, fax (818) 735-4753
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MEMS USA, INC. - CONTRACTOR

By:
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   --------------------------------------------------
                    Printed Name

Title:     President
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ACCELON ENERGY SYSTEM, INC: - CONTRACTOR

By:
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   --------------------------------------------------
                    Printed Name

Title:
   --------------------------------------------------


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